UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22843

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Item 1. Reports to Shareholders.

Brookfield Investment Management
2018
SEMI-ANNUAL REPORT
May 31, 2018
Center Coast Brookfield MLP & Energy Infrastructure Fund

IN PROFILE
Brookfield Investment Management (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With approximately $20 billion of assets under management as of June 30, 2018, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with more than $285 billion of assets under management as of March 31, 2018. For more information, go to www.brookfield.com.
Center Coast Brookfield MLP & Energy Infrastructure Fund is managed by Brookfield Investment Management. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Semi-Annual Report for Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) for the six-month period ended May 31, 2018.
The energy infrastructure sector continued on its recovery path during the six-month period ended May 31, 2018, with generally positive investment returns and continued improvement in fundamentals. However, the missing ingredient in this recovery continues to be the lack of fund flows into the sector, which we believe will simply take more time. The Alerian MLP Index had a positive return of 5.71% during the six-month period. While this positive return was welcomed by investors, the volatility of the sector was noteworthy with a strong start (December and January), a very weak middle (February and March) followed by a resumption of the recovery in April and May. With this backdrop, the Fund’s net asset value return underperformed the Alerian MLP Index, posting a positive return of 3.63% during the six-month period. . We attribute our underperformance to the Fund’s exposure to securities that were adversely impacted by the surprise announcement in March from the Federal Energy Regulatory Commission (“FERC”), discussed in more detail below.
The FERC announcement on March 15th, 2018 to disallow an MLP to recover an income tax allowance in its cost of service rates contributed to the heightened volatility during the quarter and also impacted a select number of securities in the Fund. These types of policy/tax changes are difficult to predict, but we believe the impact is largely (if not entirely) already priced-into security prices, and also, many companies in our Fund are not expected to experience a material negative impact. However, this change in tax policy is directionally negative for the sector and is likely also impacting investor sentiment, which is an important missing component of this recovery.
After the date of this report, the FERC made another surprise announcement on July 18, 2018 with a modified proposal that clarified the original March ruling. The modified proposal, in our view, substantially mitigates the potential rate reductions through the removal of Accumulated Deferred Income Taxes (ADIT) from the rate base and by allowing consolidated MLPs to include a federal income tax allowance in certain instances. At a minimum, the additional clarity provided by the modified proposal should ameliorate the uncertainty surrounding those names most impacted by the recent FERC actions.
We continue to be encouraged by the strong fundamentals across the energy infrastructure sector, which continued to improve during the first quarter earnings season. Production across all hydrocarbons continue to push past record levels and drive meaningful volume growth across the midstream sector. The strong fundamentals are being driven by several factors, including: significant production efficiency gains which make North American production competitive in a global market; continued strong demand for the commodities driven by synchronized global economic expansion; a shortage of critical pipeline capacity in certain regions of the country, stronger financial health among customers – specifically upstream exploration and production companies that faced increased bankruptcy risk in 2016 and are now once again able to invest in future growth, pay dividends and buyback stock; and lastly a more healthy commodity price backdrop which is spurring investment. We anticipate that these factors will remain in place for the short-to-medium term. However, we are watching intently for any signs of change which could alter the current strong fundamental backdrop.
We have also witnessed the continued trend towards corporate simplification during the period. These simplifications are likely to be a positive for the sector over the long term as companies are better positioned to fund growth internally (rather than relying on external equity issuance), balance sheets are stronger, and simple structures are replacing complexity.
We believe the combination of strong and further improving fundamentals, depressed valuations, good current income, and healthier balance sheets represent an attractive investment opportunity. We believe investor sentiment, and thus fund flows, will eventually catch-up with the fundamentals.
2018 Semi-Annual Report1

Letter to Shareholders (continued)

In addition to performance information, this report provides the Fund’s unaudited financial statements.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Center Coast Brookfield MLP & Energy Infrastructure Fund
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Investment Management Inc.

2Brookfield Investment Management Inc.

Center Coast Brookfield MLP & Energy Infrastructure Fund
Portfolio Characteristics  (Unaudited)
May 31, 2018

PORTFOLIO STATISTICS
Annualized distribution rate[1]	13.47%
Percentage of leveraged assets	32.03%
Total number of holdings	29

Asset Allocation by Sector	Percent of Net Assets
Master Limited Partnerships
Diversified Midstream	43.6%
Large-Cap Petroleum Transportation & Storage	26.9%
E&P-sponsored Gathering & Processing	17.5%
Natural Gas Transportation & Storage	9.2%
Gathering & Processing	7.9%
Sponsored Petroleum Transportation & Storage	4.4%
Other Fee-Based	1.4%
General Partner (K-1)	1.0%
Small-Cap Petroleum Transportation & Storage	1.0%
Total Master Limited Partnerships	112.9%
Common Stocks
Midstream C-Corps	13.9%
Large-cap Petroleum Transportation & Storage	0.7%
Total Common Stocks	14.6%
Private Equity Fund	16.3%
Short-Term Investment	0.0%
Liabilities in Excess of Other Assets	(43.8)%
Net Assets	100.0%

TOP TEN HOLDINGS
KKR Eagle Co-Invest LP	16.3%
Enterprise Products Partners LP	9.7%
MPLX LP	9.3%
Energy Transfer Partners LP	9.2%
Targa Resources Corp.	7.8%
NuStar Energy LP	7.8%
Williams Partners LP	7.7%
Andeavor Logistics LP	7.7%
Western Gas Partners LP	7.5%
EnLink Midstream Partners LP	7.0%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by May 31, 2018 share price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.
2018 Semi-Annual Report3

Center Coast Brookfield MLP & Energy Infrastructure Fund
Schedule of Investments (Unaudited)
May 31, 2018

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 112.9%
Diversified Midstream – 43.6%
Andeavor Logistics LP [1]	475,097	$ 20,381,661
Energy Transfer Partners LP [1]	1,294,914	24,590,417
Enterprise Products Partners LP [1]	889,106	25,695,163
MPLX LP [1]	686,926	24,667,513
Williams Partners LP	515,059	20,499,348
Total Diversified Midstream		115,834,102
E&P-Sponsored Gathering & Processing – 17.5%
EnLink Midstream Partners LP [1]	1,090,939	18,655,057
Rice Midstream Partners LP	425,386	7,856,880
Western Gas Partners LP [1]	387,278	20,010,654
Total E&P-sponsored Gathering & Processing		46,522,591
Gathering & Processing – 7.9%
Crestwood Equity Partners LP [1]	120,473	4,047,893
DCP Midstream LP [1]	310,788	13,025,125
Summit Midstream Partners LP [1]	244,268	3,969,355
Total Gathering & Processing		21,042,373
General Partner (K-1) – 1.0%
NuStar GP Holdings LLC [1]	199,253	2,719,803
Large-Cap Petroleum Transportation & Storage – 26.9%
Buckeye Partners LP [1]	361,648	13,037,410
Enbridge Energy Partners LP	942,079	9,279,478
Magellan Midstream Partners LP [1]	183,721	12,842,098
NuStar Energy LP [1]	851,166	20,802,497
Plains All American Pipeline LP [1]	662,141	15,560,314
Total Large-cap Petroleum Transportation & Storage		71,521,797
Natural Gas Transportation & Storage – 9.2%
Spectra Energy Partners LP [1]	484,102	14,590,834
TC PipeLines LP [1]	406,858	9,894,787
Total Natural Gas Transportation & Storage		24,485,621
Other Fee-Based – 1.4%
Martin Midstream Partners LP	255,059	3,851,391
Small-Cap Petroleum Transportation & Storage – 1.0%
USD Partners LP	228,197	2,555,806
Sponsored Petroleum Transportation & Storage – 4.4%
Phillips 66 Partners LP [1]	155,370	8,125,851
Shell Midstream Partners LP	164,116	3,674,557
Total Sponsored Petroleum Transportation & Storage		11,800,408
Total MASTER LIMITED PARTNERSHIPS (Cost $298,669,020)		300,333,892
COMMON STOCKS – 14.6%
Large-cap Petroleum Transportation & Storage – 0.7%
Enbridge Energy Management LLC [2]	185,070	1,758,165
Midstream C-Corps – 13.9%
ONEOK, Inc. [1]	184,895	12,602,443

See Notes to Financial Statements.
4Brookfield Investment Management Inc.

Center Coast Brookfield MLP & Energy Infrastructure Fund
Schedule of Investments (Unaudited) (continued)
May 31, 2018

	Shares	Value
COMMON STOCKS (continued)
SemGroup Corp	143,484	$ 3,630,145
Targa Resources Corp. [1]	429,245	20,874,185
Total Midstream C-Corps		37,106,773
Total COMMON STOCKS (Cost $29,456,268)		38,864,938
PRIVATE EQUITY FUND – 16.3%
KKR Eagle Co-Invest LP [3,4,5,6]		43,279,442
Total PRIVATE EQUITY FUND (Cost $34,472,094)		43,279,442
SHORT-TERM INVESTMENT – 0.0%
Goldman Sachs Financial Square Funds - Treasury Solutions Fund, 1.49% [7]	103,237	103,237
Total SHORT-TERM INVESTMENT (Cost $103,237)		103,237
Total Investments – 143.8% (Cost $362,700,619)		382,581,509
Credit facility – (28.4)%		(75,400,000)
Mandatory Redeemable Preferred Shares at Liquidation Value – (18.8)%		(50,000,000)
Other Assets in Excess of Liabilities – 3.4%		7,867,578
TOTAL NET ASSETS – 100.0%		$265,983,543

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP— Limited Partnership
LLC— Limited Liability Company

1	— All or a portion of this security is pledged as collateral for credit facility.
2	— Non-income producing security.
3	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of May 31, 2018, the total value of all such securities was $43,279,442 or 16.3% of net assets.
4	— Illiquid Security - Security that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. As of May 31, 2018, the total value of all such securities was $43,279,442 or 16.3% of net assets.
5	— Level 3 security - Value determined using significant unobservable inputs.
6	— The investment is in a non-unitized private investment fund that has commitments of $40,000,000, unfunded commitments of $2,300,000, does not permit redemptions, has expected life of 4.6 years, and invests solely in KKR Eagle Co-Invest LP.
7	— The rate quoted is the annualized seven-day yield of the Fund at the period end.

See Notes to Financial Statements.
2018 Semi-Annual Report5

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statement of Assets and Liabilities (Unaudited)
May 31, 2018

Assets:
Investments in securities, at value (cost $362,700,619)	$382,581,509
Cash	8,459,057
Receivable for fund shares sold (Note 6)	305,000
Prepaid expenses	114,893
Total assets	391,460,459
Liabilities:
Payable for credit facility (Note 8)	75,400,000
Payable for credit facility interest	9,835
Mandatory Redeemable Preferred shares ($0.01 par value, 2,000 shares isssued with liquidation preference of $25,000 per share, net of debt issuance cost $934,456) (Note 7)	49,065,544
Distributions payable to Mandatory Redeemable Preferred shareholders	402,553
Investment advisory fee payable (Note 4)	321,838
Administration fee payable (Note 4)	50,579
Accrued expenses	226,567
Total liabilities	125,476,916
Commitments and contingencies (Note 10)
Net Assets	$265,983,543
Composition of Net Assets:
Capital stock, at par value ($0.01 par value, unlimited shares authorized)	$ 290,102
Additional paid-in capital	357,033,556
Accumulated net investment loss	(44,289,660)
Accumulated net realized loss on investments	(68,581,167)
Net unrealized appreciation on investments	21,530,712
Net assets applicable to capital stock outstanding	$265,983,543
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	29,010,172
Net asset value per share	$ 9.17

See Notes to Financial Statements.
6Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statement of Operations (Unaudited)
For the Six Months Ended May 31, 2018

Investment Income (Note 2):
Distributions from master limited partnerships	$ 13,366,484
Dividends	2,109,333
Total dividends and distributions	15,475,817
Less return of capital distributions	(15,108,529)
Net dividends and distributions	367,288
Interest	6,307
Total income	373,595
Expenses:
Investment advisory fees (Note 4)	1,886,972
Administration fees (Note 4)	84,235
Fund support servicing fees (Note 4)	92,723
Audit and tax services	87,436
Trustees' fees	61,756
Fund accounting fees	61,468
Miscellaneous	38,836
Reports to shareholders	37,332
Legal fees	35,397
Insurance	18,657
Registration fees	16,901
Custodian fees	11,922
Transfer agent fees	10,403
Franchise taxes	1,759
Total operating expenses	2,445,797
Interest expense on credit facility	982,058
Amortization of preferred shares offering costs	56,038
Distributions to Mandatory Redeemable Preferred shareholders	1,069,561
Total expenses	4,553,454
Net investment loss	(4,179,859)
Realized and Unrealized Gains:
Net realized gain on investments	448,130
Net change in unrealized appreciation on investments	10,719,923
Net realized and unrealized gain on investments	11,168,053
Net increase in net assets resulting from operations	$ 6,988,194

See Notes to Financial Statements.
2018 Semi-Annual Report7

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2018 (Unaudited)	For the Fiscal Year Ended November 30, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$ (4,179,859)	$ (8,300,458)
Net realized gain on investment transactions and written options	448,130	7,794,483
Net change in unrealized appreciation (depreciation) on investments	10,719,923	(15,676,839)
Net increase (decrease) in net assets resulting from operations	6,988,194	(16,182,814)
Distributions to Common Shareholders:
Return of capital	(14,196,170)	(28,115,028)
Total distributions paid	(14,196,170)	(28,115,028)
Capital Share Transactions:
Proceeds from shares sold, net of offering costs (Note 6)	42,801,681	39,801,416
Reinvestment of distributions	579,243	1,188,289
Net increase in net assets from capital stock transactions	43,380,924	40,989,705
Total increase (decrease) in net assets	36,172,948	(3,308,137)
Net Assets:
Beginning of period	229,810,595	233,118,732
End of period	$265,983,543	$229,810,595
Accumulated net investment loss	$ (44,289,660)	$ (40,109,801)

Share Transactions:
Shares issued (Note 6)	4,353,649	937,968
Shares reinvested	—	24,962
Shares reinvested on the open market	—	(24,962)
Shares reinvested at net asset value	63,415	68,596
Net increase in shares outstanding	4,417,064	1,006,564

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statement of Cash Flows (Unaudited)
For the Six Months Ended May 31, 2018

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 6,988,194
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(122,974,061)
Proceeds from disposition of long-term portfolio investments	80,605,560
Sales of short-term portfolio investments, net	594,150
Return of capital distributions	15,108,529
Decrease dividends and interest receivable	24
Decrease in prepaid expenses	923
Increase in payable for credit facility interest payable	1,298
Increase in investment advisory fee payable	33,654
Increase in administration fee payable	50,579
Decrease in accrued expenses	(45,130)
Amortization of preferred shares offering costs	56,038
Net change in unrealized appreciation on investments	(10,719,923)
Net realized gain on investments	(448,130)
Net cash used for operating activities	(30,748,295)
Cash flows used for financing activities:
Net cash provided by credit facility	8,900,000
Net cash provided by proceeds from shares sold	43,876,871
Distributions paid to shareholders, net of reinvestments	(13,616,927)
Net cash provided by financing activities	39,159,944
Net increase in cash	8,411,649
Cash at beginning of period	47,408
Cash at end of period	$ 8,459,057
Supplemental Disclosure of Cash Flow Information:
Interest payments and payments on distributions to Mandatory Redeemable Preferred shareholders on the borrowings for the six months ended May 31, 2018 totaled $2,053,079.
Non-cash financing activities not included consist of reinvestments of dividends and distributions of $579,243.

See Notes to Financial Statements.
2018 Semi-Annual Report9

Center Coast Brookfield MLP & Energy Infrastructure Fund
Financial Highlights

	For the Six Months Ended May 31,	For the Fiscal Years Ended November 30,				For the Period September 26, 2013[1] through November 30,
	2018 (Unaudited)*	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.34	$ 11.22	$ 10.93	$ 20.11	$ 19.31	$ 19.06[2]
Net investment loss[3]	(0.15)	(0.37)	(0.24)	(0.30)	(0.24)	(0.04)
Return of capital[3]	0.55	1.19	1.10	1.17	0.81	0.24
Net realized and unrealized gain (loss) on investments[6]	(0.05)	(1.45)	0.68	(8.80)	1.58	0.15
Net increase (decrease) in net asset value resulting from operations	0.35	(0.63)	1.54	(7.93)	2.15	0.35
Distributions to Common Shareholders:
Distributions from net investment income[7]	—	—	—	—	(1.18)	—
Return of capital distributions	(0.52)	(1.25)	(1.25)	(1.25)	(0.17)	(0.10)
Total distributions paid	(0.52)	(1.25)	(1.25)	(1.25)	(1.35)	(0.10)
Net asset value, end of period	$ 9.17	$ 9.34	$ 11.22	$ 10.93	$ 20.11	$ 19.31
Market price, end of period	$ 9.28	$ 9.20	$ 11.58	$ 11.09	$ 19.49	$ 18.46
Total Investment Return based on Net asset value#	3.63% [10]	-6.59%	15.62%	-40.75% [7]	11.94%	1.88% [10]
Total Investment Return based on Market price†	7.90% [10]	-10.85%	17.61%	-37.97% [7]	13.49%	-7.18% [10]
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$265,984	$229,811	$233,119	$215,962	$297,927	$286,009
Ratio of expenses (benefit) to average net assets[4]	3.61% [11]	3.51%	2.90%	(4.96)%	8.55%	8.25% [11]
Ratio of expenses to average net assets (excluding deferred tax benefit)	3.61% [11]	3.51%	2.83%	2.53%	2.26%	2.08% [11]
Ratio of expenses to average net assets (excluding deferred tax benefit and interest expense)	1.98% [11]	2.04%	2.06%	2.00%	1.85%	1.84% [11]
Ratio of net investment loss to average net assets[4]	(3.31)% [11]	(3.33)%	(2.32)%	(1.82)%	(1.18)%	(1.31)% [11]
Ratio of expenses (benefit) to average managed assets[5]	2.42% [11]	2.31%	2.06%	(3.46)%	6.08%	6.34% [11]
Portfolio turnover rate	33% [10]	36%	62%	91%	105%	18% [10]
Credit facility, end of year (000's)	$ 75,400	$ 66,500	$ 81,700	$ 79,600	$129,000	$100,500
Total amount of preferred shares outstanding (000's)	$ 50,000	$ 50,000	$ 50,000	$ —	$ —	$ —
Asset coverage per $1,000 unit of senior indebtedness[8]	$ 3,121	$ 2,973	$ 2,770	$ 3,949	$ 3,310	$ 3,846
Asset coverage per preferred shares[9]	$157,992	$139,905	$141,559	$ —	$ —	$ —
Liquidating preference for preferred shares	$ 25,000	$ 25,000	$ 25,000	$ —	$ —	$ —

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
[1]	Commencement of operations.
[2]	Initial public offering price of $20.00 per share less underwriting discounts of $0.90 per share and offering costs of $0.04 per share.
[3]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[4]	Includes the deferred tax benefit (expense), if any, allocated to net investment income (loss) and the deferred tax benefit (expense), if any, allocated to realized and unrealized gain (loss). Net investment income (loss) ratios exclude the deferred tax benefit (expense) allocated to realized and realized and unrealized gain (loss).
[5]	Average managed assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.
[6]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[7]	Includes dilution (net of offering costs) of approximately $1.11 to NAV per share resulting from the Fund's transferrable rights offering, which expired on April 17, 2015. In connection with such offering, the Fund issued 4,938,969 additional common shares at the subscription price per share below the then-current NAV per share of the Fund.
[8]	Calculated by subtracting the Fund's total liabilities (not including borrowings and preferred shares) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[9]	Represents the total value of total assets less liabilities, not including preferred shares divided by the total number of preferred shares.
[10]	Not annualized.
[11]	Annualized.
*	Following the close of business on February 2, 2018, Brookfield Investment Management Inc. replaced Center Coast Capital Advisors, LP as the investment adviser to the Fund.

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited)
May 31, 2018

1.Organization
Center Coast Brookfield MLP & Energy Infrastructure Fund (the ‘‘Fund’’) is a non-diversiﬁed, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a statutory trust on May 3, 2013, pursuant to a Certiﬁcate of Trust, and is governed by the laws of the state of Delaware. The Fund commenced operations on September 26, 2013.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund. On February 2, 2018, Center Coast Capital Advisors, LP, the Fund’s former investment adviser, was acquired by BIM and Center Coast MLP & Infrastructure Fund was renamed “Center Coast Brookfield MLP & Energy Infrastructure Fund.”
The investment objective of the Fund is to provide a high level of total return with an emphasis on distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
2018 Semi-Annual Report11

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset values may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset
12Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of May 31, 2018:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$ 300,333,892	$ —	$ —	$ 300,333,892
Common Stocks	38,864,938	—	—	38,864,938
Short-Term Investment	103,237	—	—	103,237
Private Equity Fund	—	—	43,279,442	43,279,442
Total Investments	$ 339,302,067	$ —	$ 43,279,442	$ 382,581,509
2018 Semi-Annual Report13

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of May 31, 2018.
	Quantitative Information about Level 3 Fair Value Measurements
Type of Security	Value as of May 31, 2018	Valuation Approach	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input(1)
Private Equity Fund	$43,279,442	Income Approach	Discounted Cash Flow	Discount Rate	10.5%	Decrease
				Exit Multiple	12.0x	Increase
				Liquidity Discount	15.0%	Decrease

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
The discounted cash flow analysis used to value the Fund’s private investment in KKR Eagle Co-Invest LP uses the projected cash flows of the portfolio company to estimate the enterprise value and equity value attributable to the Fund’s interest in the portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital or the expected return market participants would require of similar public securities).
As part of this valuation process, the Fund estimates operating results of the portfolio company (including EBITDA and unlevered cash ﬂow). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. The Fund also consults with management of the portfolio company to develop these ﬁnancial projections. These estimates will be sensitive to changes in assumptions speciﬁc to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of comparable publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Private Equity Fund
Balance as of November 30, 2017	$43,904,880
Change in unrealized depreciation	(625,438)
Balance as of May 31, 2018	$43,279,442
Change in unrealized gains or losses relating to assets still held at the reporting date	$ (625,438)
The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $75,400,000 presented in the Statement of Assets and Liabilities. As of May 31, 2018, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
During the six months ended May 31, 2018, there were no transfers between Levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.
14Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Return of Capital Estimates: A distribution received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2018, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Partnership Accounting Policy: The Fund records its distributions as income (loss) and capital gains/(losses) based on the pro-rata share of income/(loss) and gains/(losses) of the underlying partnership. Distributions received in excess of income and gains is treated as an adjustment of cost basis. These amounts are included in the Fund’s Statement of Operations.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions to Common Shareholders: The Fund’s dividend distribution policy is intended to provide monthly distributions to its common shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The amount of the Fund’s distributions is based on, among other considerations, distributions the Fund actually receives from portfolio investments, including returns of capital, and estimated future cash flows. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not
2018 Semi-Annual Report15

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

derived from the Fund’s investment income or loss, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.
Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2019. For the six months ended May 31, 2018, the Fund’s distributions were expected to be comprised of 100% return of capital.
The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.
The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
Energy Industry Concentration Risk: A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences effecting the energy industry.
New Accounting Pronouncements: In November 2016, the FASB issued ASU 2016-18, Restricted Cash which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.
3.Federal Income Tax Information
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. On December 22, 2017 (Date of Enactment), President Trump signed tax reform legislation, which includes a broad range of tax reform provisions. The federal income tax rate for corporations changed to 21% for taxable years beginning after December 31, 2017, which may have a material impact on future financial statements. The change in federal income tax rate is recorded on the Date of Enactment. As a result of the tax legislation enacted on December 22, 2017, the Fund adjusted its estimates of its
16Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

net deferred tax asset balance to reflect the reduction in the corporate rate from 35% to 21%. The Fund’s net deferred tax asset balance was reduced, and continued to be completely offset by a full valuation allowance. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated tax rate of 2.41% for state and local tax.
The Fund's income tax provision consists of the following as of May 31, 2018:
Deferred tax expense (benefit)
Federal	$ 1,439,777
State	165,217
Change in federal/state rate due to income tax reform	10,847,836
Change in valuation allowance	(12,452,830)
Total deferred tax expense	$ —
The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:
	Amount	Rate
Application of statutory income tax rate	$ 1,467,521	21.00%
State income taxes net of federal benefit	168,400	2.41%
Effect of permanent & temporary differences	(30,927)	(0.44)%
Change in federal/state rate due to tax reform	10,847,836	155.23%
Change in valution allowance	(12,452,830)	(178.20)%
Total income tax expenses	$ —	—%
For the six months ended May 31, 2018, the Fund’s effective tax rate of 0.00% differed from the combined federal and state statutory tax rate of 23.41% mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.
The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred
2018 Semi-Annual Report17

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.
Components of the Fund's deferred tax assets and liabilities as of May 31, 2018 are as follows:
Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$ 13,051,790
Capital loss carryforward (tax basis)	14,943,219
Valuation Allowance	(17,459,928)
Total deferred tax assets	10,535,081
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(10,535,081)
Total net deferred tax liability	$ —
To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by Accounting Standard Codification (“ASC”) 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. At May 31, 2018, the Fund has determined that a valuation allowance of $17,459,928 was required as stated in the table above.
In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.
The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolios, and to estimate its associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.
From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.
Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Such changes could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established.
The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2018, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.
18Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
At May 31, 2018, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:
Amount
Expiration Date:
11/30/2035	$13,600,121
11/30/2036	7,495,732
11/30/2037	17,203,417
11/30/2038	17,454,314
Total	$55,723,584
At May 31, 2018, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:
Amount
Expiration Date:
11/30/2021	$63,833,232
Total	$63,833,232
At May 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$337,578,601	$64,827,041	$(19,824,133)	$45,002,908
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.
4.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”). Pursuant to the Advisory Agreement, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Adviser, subject to the approval of the Board and shareholders of the Fund.
Effective April 6, 2018, the Fund entered into an administration agreement (the “Administration Agreement”) with the Adviser pursuant to which the Adviser provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Adviser provides to the Fund pursuant to the Advisory Agreement. For its services under the Administration Agreement, the Adviser receives from the Fund an annual fee equal to 0.15% of its average weekly Managed Assets, payable monthly. Prior to April 6, 2018, UMB Fund Services, Inc. served as the Fund’s administrator pursuant to an administration agreement.
2018 Semi-Annual Report19

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

Effective April 6, 2018, the Adviser entered into a sub-administration agreement (the “Sub-Administration Agreement”) with U.S. Bancorp Fund Services, LLC, (“USBFS”) pursuant to which USBFS acts as the sub-administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. In addition, pursuant to a fund accounting servicing agreement (the “Fund Accounting Servicing Agreement”), USBFS also acts as the fund accountant for the Fund. USBFS provides certain accounting services to the Fund including, among other responsibilities, portfolio accounting services; expense accrual and payment services; fund valuation and financial reporting services; tax accounting services; and compliance control services.
Pursuant to the Sub-Administration Agreement and Fund Accounting Servicing Agreement, as compensation for its services, USBFS receives from the Adviser, as administrator to the Fund, an annual fee based upon the average net assets for the Brookfield fund complex of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, with a minimum annual fee for the Brookfield fund complex of $534,000.
From inception of the Fund until the close of business on February 2, 2018, HRC Portfolio Solutions provided investor relations support services in connection with the on-going operation of the Fund pursuant to a fund support services agreement (the “Fund Support Services Agreement”). Following the close of business on February 2, 2018, Brookfield acquired certain assets of HRC Fund Associates, LLC and HRC Portfolio Solutions, LLC (the "HRC Asset Acquisition"). Upon the closing of the HRC Asset Acquisition, the Adviser began providing such support services pursuant to a new Fund Support Services Agreement (the “New Fund Support Services Agreement”). Such services included providing assistance with communicating with and responding to inquiries from professional financial intermediaries, communicating with the NYSE specialist for the Common Shares and with the closed-end fund analyst community regarding the Fund, assisting with the formatting, development and maintenance of the Fund’s website, assisting with administrative and accounting issues with respect to the Fund and assisting in investor communications for the Fund. Pursuant to the New Fund Support Services Agreement, the Fund paid a monthly fee at an annual rate of 0.10% of the Fund’s average daily net assets for each month during which the Fund’s average daily net assets are $500 million or less and 0.15% of the Fund’s average daily net assets for each month during which the Fund’s average daily net assets are more than $500 million. The Fund Support Services Agreement was terminated upon the closing of the HRC Asset Acquisition on February 2, 2018. The New Fund Support Services Agreement terminated effective April 6, 2018. For the six months ended May 31, 2018, fund support servicing fees incurred are disclosed on the Statement of Operations.
Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.
5.Purchases and Sales of Investments
For the six months ended May 31, 2018, purchases and sales of investments, excluding short-term securities, U.S. Government securities, were $122,974,060 and $80,605,560, respectively.
The Fund did not have any purchases or sales of U.S. Government securities for the six months ended May 31, 2018.
20Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

6.Capital Stock
The Fund is authorized to issue unlimited common shares of beneﬁcial interest, par value of $0.01 per share (“Common Shares”). At May 31, 2018, the shares outstanding were 29,010,172. Of the 29,010,172 shares outstanding at May 31, 2018 for the Fund, the Adviser owned 12,376 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining shareholder approval. The Board, without any action by the shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue.
The Common Shares have no preemptive, conversion, exchange or redemption rights. The Common Shares have equal voting, dividend, distribution and liquidation rights, are fully paid and non-assessable. Shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Common Shares are listed on the New York Stock Exchange under the symbol “CEN.” The Fund has entered into a distribution agreement, dated May 27, 2016, which was amended and restated as of August 18, 2017 and May 8, 2018, with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Fund may offer and sell up to 15,173,943 Common Shares, from time to time, through the Distributor, as agent for the Fund, in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended. The minimum price at which such Common Shares may be sold may not be less than the current Net Asset Value per Common Share plus any commissions to be paid to the distributor. For the six months ended May 31, 2018, the Fund issued 4,353,649 shares under this “at the market” program at an average price of $9.9275 per share.
On May 17, 2018, the Board approved a share repurchase plan. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of March 31, 2018. The current share repurchase plan will remain in effect until December 5, 2018. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund’s shares and the net asset value per share. As of May 31, 2018, the Fund did not repurchase any shares under the share repurchase plan.
7.Preferred Shares
On September 22, 2016, the Fund completed a private placement of 2,000 shares of Series A Mandatory Redeemable Preferred Shares (“MRP Shares”). Each MRP Share has a liquidation preference of $25,000, resulting in an aggregate liquidation preference of $50,000,000 for all MRP Shares. The MRP Shares will pay quarterly cash distributions at a rate of 4.29% per annum. The MRP Shares have a redemption date of September 26, 2026.
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the life of the MRP Shares. Amortization of these costs are disclosed on the Statement of Operations, and the unamortized balance is included within Mandatory Redeemable Preferred shares on the Statement of Assets and Liabilities.
The average aggregate liquidation preference outstanding and the average annualized distribution rate of the MRP Shares during the six months ended May 31, 2018 were $25,000 and 4.29%, respectively.
The Fund is subject to certain restrictions relating to the MRP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could cause increases in the distribution rate paid, preclude the Fund from declaring any distributions to common shareholders or purchasing common shares, and/or could trigger the mandatory redemption of MRP Shares at liquidation preference.
2018 Semi-Annual Report21

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

The liquidation preference of MRP Shares, which are considered debt of the Fund for financial reporting purposes, is recorded as a liability under the caption Mandatory Redeemable Preferred Shares on the Statement of Assets and Liabilities. Unpaid distributions on MRP Shares are disclosed on the Statement of Assets and Liabilities. Distributions paid on MRP Shares are disclosed on the Statement of Operations.
8.Borrowings
Credit facility: The Fund has entered into a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNPP”) pursuant to which the Fund may borrow up to a maximum commitment amount of (1) $75,000,000 under a 179-day facility plus (2) additional amounts on a demand basis subject to the amount of the Fund’s pledged collateral and the limits imposed by the 1940 Act. The Fund pays interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. Under the Credit Agreement, the Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the Credit Agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements or maintain other ﬁnancial covenants required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of portfolio securities at potentially inopportune times.
The Fund had outstanding borrowings of $75,400,000 as of May 31, 2018. The Fund borrowed an average daily balance of approximately $73,656,593 at a weighted average borrowing cost of 2.63%.
9.Other Risks
Liquidity Risk: The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difﬁcult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.
Market and Credit Risks: In the normal course of business, the Fund trades ﬁnancial instruments and enters into ﬁnancial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Master Limited Partnership Risk: Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conﬂicts of interest between the MLP and the MLP’s general partner, cash ﬂow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.
Non-Diversiﬁcation Risk: The Fund is non-diversiﬁed, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversiﬁed mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Private Investment Risk: The Fund may invest in unregistered or restricted securities, including private investment in public equities (“PIPE”). Unregistered or restricted securities may not be readily marketable and are often more difficult to value. Further, the Advisor may not have timely or accurate information about the business, financial condition and results of operations which may adversely affect the Advisor’s ability to value those investments. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction,
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CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a ﬁxed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private ﬁnancing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.
Portfolio Concentration Risk: The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to speciﬁc risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Leverage Risk: The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. When the Fund uses leverage, the Fund will experience a greater increase in its net asset value if the securities acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. There is no assurance that a Fund’s leveraging strategy will be successful.
Tax Risks: Tax risks associated with investments in the Fund include but are not limited to the following:
Fund Structure Risk: The Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 21%), and will also be subject to state and local income taxes.
MLP Tax Risk: MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Tax Estimation/NAV Risk: In calculating the Fund’s net asset value (“NAV”), the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also record a deferred tax asset balance, which reﬂects an estimate of the Fund’s future tax beneﬁt associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and
2018 Semi-Annual Report23

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
May 31, 2018

deferred tax liability and/or asset balances for purposes of ﬁnancial statement reporting and determining its NAV to the extent it exceeds any valuation allowance. The estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary signiﬁcantly from the Fund’s actual tax liability or beneﬁt, and, as a result, the determination of the Fund’s actual tax liability or beneﬁt may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modiﬁcations in estimates or assumptions may have a material impact on the Fund’s NAV.
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distributions: The Fund’s Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.1042	June 13, 2018	June 21, 2018
$0.1042	July 18, 2018	July 26, 2018
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
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CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Compliance Certification  (Unaudited)
May 31, 2018

On May 21, 2018, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2018 Semi-Annual Report25

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Proxy Results  (Unaudited)
May 31, 2018

The shareholders of the Center Coast Brookfield MLP & Energy Infrastructure Fund voted on the following proposals at a shareholder meeting on May 17, 2018. The description of the proposal and the shares are as follows:
		Shares	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To elect to the Fund's Board of Trustees David Levi	Common	24,337,762	536,671	301,546
2.	To elect to the Fund's Board of Trustees David Levi	Preferred	1,200	—	—
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CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Board Considerations Relating to the Investment Advisory Agreement  (Unaudited)
May 31, 2018

As background, on October 9, 2017, Center Coast Capital Holdings, LLC, the parent company of Center Coast Capital Advisors, LP (“CCC”), the former investment adviser to the Fund, entered into a definitive agreement to be acquired by Brookfield’s Public Securities Group. Upon the consummation of this transaction, the investment advisory agreement between CCC and the Fund terminated. Prior to the transaction closing, the former Board of Trustees of the Fund approved a new investment advisory agreement with Brookfield Investment Management Inc. and nominated for election five trustee nominees to serve on the Fund’s newly constituted Board of Trustees. On January 23, 2018, the Fund conducted a special meeting of shareholders at which shareholders of the Fund approved the new investment advisory agreement and elected the five trustee nominees to serve on the Fund’s Board of Trustees. The transaction was completed following the close of business on February 2, 2018. The following is a description of the former Board of Trustees’ considerations in connection with the approval of the new investment advisory agreement with Brookfield Investment Management Inc.
At a special meeting, held on July 24, 2017, the former board of trustees (the “Board”) of the Fund, including all of the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Trustees”) voting separately thereof, unanimously approved (subject to approval by the Fund’s shareholders) a new investment advisory agreement (the “Agreement”) between the Fund and Brookfield Investment Management Inc. (the “Adviser,” or the “Public Securities Group”). At the special meeting, the Board noted that Center Coast Capital Holdings, LLC (“Center Coast”), the parent company of Center Coast Capital Advisors, LP (“CCC”), the Fund’s investment adviser, recently announced its intention to be acquired by Brookfield’s Public Securities Group, a wholly-owned subsidiary of Brookfield Asset Management Inc. (the “Transaction”). The Board then noted that the closing of the Transaction will be deemed to cause an “assignment” and automatic termination of the investment advisory agreement between CCC and the Fund (the “Former Advisory Agreement”). As a result, the Board was asked to consider the approval of the Agreement to provide continuity of advisory services for the Fund after the closing of the Transaction. The Board noted that they had most recently approved the continuation of the Former Advisory Agreement on May 25, 2017. The Board further noted that in advance of the July 24, 2017 in-person meeting, Mr. Dan Tutcher, in his capacity as Chair of the Board and principal of CCC, had regularly met and communicated with the Independent Trustees of the Board to keep them informed regarding the Transaction and to answer questions that they had. At the July 24, 2017 meeting, the Board met with representatives of CCC and the Adviser. The Board also met in person on October 26, 2017 with representatives of CCC who apprised the Board of further developments with respect to the Transaction that occurred between the Board’s July 24, 2017 meeting and the signing of a purchase agreement pursuant to which the Transaction would be consummated (the “Purchase Agreement”). At the October 26, 2017 meeting, the Board ratified and affirmed their prior approvals.
In connection with the Board’s review, the Adviser provided, and the Board obtained, information regarding Brookfield Asset Management Inc. (“Brookfield”), the Adviser, including with respect to Brookfield’s business lines, competitive advantages, global scale and investment flexibility, and the Adviser’s complementary fit within Brookfield, investment principals, experience of its leadership team, range of investment strategies and vehicles, performance track record, distribution support, marketing platform and strategic vision. In addition, the Adviser provided, and the Board obtained, information regarding the Adviser’s compliance programs, disaster recovery procedures, cybersecurity measures and operational risk evaluations. The Board also received and reviewed a copy of the Agreement.
Representatives of CCC and the Adviser discussed how the Center Coast team would operate within the Public Securities Group, the depth and breadth of resources that would support the Center Coast team and their belief that being part of Brookfield would be additive to the Center Coast team. The representatives of CCC and the Adviser discussed the Adviser’s experience managing assets in the MLP and infrastructure sectors and confirmed that the current portfolio managers would continue to manage the Fund according to the same objectives and policies as before, and that significant changes to the Fund’s investment operations were not anticipated. Representatives of CCC and the Adviser discussed the future plans with respect to service providers to the Fund.
Below is an overview of the primary factors the Board considered in connection with the review of the Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s conclusion, but rather the Board considered a variety of factors.
CONSIDERATION OF NATURE, EXTENT AND QUALITY OF THE SERVICES. The Board, including the Independent Trustees, considered that in connection with its most recent approval of the continuation of the Former Advisory Agreement it had received and considered information regarding the nature, extent and quality of
2018 Semi-Annual Report27

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Board Considerations Relating to the Investment Advisory Agreement  (Unaudited) (continued)
May 31, 2018

services to be provided to the Fund in light of the investment objective, policies and strategies of the Fund. The Board noted that in connection with such review it had reviewed and considered CCC’s investment advisory personnel, its history as an asset manager, performance of other accounts managed by CCC, the amount of its current assets under management, the research and decision-making processes utilized by CCC, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Fund, the background and experience of CCC’s management in connection with the Fund, including the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments. The Board considered that the manner in which the Center Coast team would operate within Brookfield, and the fact that the current portfolio managers would continue to manage the Fund. The Board considered the manner in which the reputation and size of Brookfield may benefit the Center Coast team and the Fund. The Board noted the experience and resources of Brookfield and the Adviser and that within the Public Securities Group, the Center Coast team may benefit from enhanced general support and oversight from certain functional groups such as legal, finance, internal audit, compliance, and risk management. Based on their review, the Board concluded that the nature, extent and quality of services provided to the Fund were expected to continue at the same or improved levels following the Transaction.
CONSIDERATION OF ADVISORY FEES AND THE COST OF THE SERVICES. The Board, including the Independent Trustees, considered that in connection with its most recent approval of the continuation of the Former Advisory Agreement it had received and considered information regarding the Fund’s contractual annual advisory fee and anticipated overall expenses with (a) a peer group of competitor closed-end funds identified by CCC and (b) other products managed by CCC and that given the small universe of managers fitting within the criteria for the peer group, CCC had not believed that it would be beneficial to engage the services of an independent third party to prepare the peer group analysis and that the Independent Trustees had concurred with this approach. Based on such information, the Board had determined that the proposed contractual annual advisory fee of 1.00% of the Fund’s managed assets was equal to the median contractual advisory fee rate of funds within the peer group and that the fee structure was competitive with fee structures applicable to other similar products managed by CCC. The Board considered that the contractual annual advisory fee would remain unchanged under the Agreement. The Board noted that while certain terms of the Agreement differed from the Former Advisory Agreement, in order to conform the terms of the Agreement to the Adviser’s advisory agreements with other closed-end funds it managed, the Adviser had represented that the Agreement and Former Advisory Agreement were substantially similar and no material changes were proposed. The Board concluded that the investment advisory fees to be received by the Adviser were comparable to the fees charged to other investment vehicles within the Fund’s peer group and to other clients of CCC in broadly comparable investment products.
CONSIDERATION OF INVESTMENT PERFORMANCE. The Board, including the Independent Trustees, considered that in connection with its most recent approval of the continuation of the Former Advisory Agreement it had received and considered information regarding the Fund’s performance and comparisons of that performance to similar MLP closed-end funds along with the Alerian MLP index. The Board noted that the current portfolio managers would continue to manage the Fund according to the same objectives and policies as before, and that significant changes to the Fund’s investment operations are not anticipated. The Board concluded that the investment performance of the Fund supported approving the Agreement.
OTHER CONSIDERATIONS. The Board, including the Independent Trustees, considered that in connection with its most recent approval of the continuation of the Former Advisory Agreement it had considered the anticipated profits, if any, to be realized by CCC in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by CCC in connection with the operation of the Fund was not unreasonable. The Board noted that it was too early to predict how the Transaction may affect future profitability, but noted that contractual fee rates under the Agreement are the same as those assessed under the Former Advisory Agreement.
The Board, including the Independent Trustees, considered that in connection with its most recent approval of the continuation of the Former Advisory Agreement it had considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the proposed agreements and concluded there were currently no or de minimis material economies of scale or other incidental benefits accruing to CCC in connection with its relationship with the Fund. The Board further noted that representatives of the Adviser had indicated that such economies of scale could not be predicted in advance of the closing of the Transaction.
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CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Board Considerations Relating to the Investment Advisory Agreement  (Unaudited) (continued)
May 31, 2018

The Board, including the Independent Trustees, considered other benefits to the Adviser, Brookfield and their affiliates expected to be derived from their relationships with the Fund as a result of the Transaction. The Board considered that pursuant to the Transaction, the Adviser would enter into a replacement agreement for the fund support services agreement between the Fund and HRC Portfolio Solutions, LLC, and would provide fund support services in exchange for a fee payable by the Fund.
In addition to the factors above, the Board, including the Independent Trustees, also considered the following:
•	Center Coast would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, the Adviser had agreed to conduct its business so as to assure that for a period of not less than two (2) years after the closing, neither the Adviser nor any of its affiliates will impose or seek to impose on the Fund an “unfair burden” as a result of the Transaction, or any express or implied terms, conditions or understandings applicable thereto.
•	The Fund would not incur any costs in seeking the necessary shareholder approvals for the Agreement.
•	The reputation, financial strength and resources of Brookfield.
•	The long-term investment philosophy of the Adviser and anticipated plans to grow the Center Coast team’s business to the benefit of the Fund.
•	The proposed Transaction, and the resulting continuity in the provision of fund support services to the Fund, including the expected continuity in personnel providing such services, and that the overall scope and level of services that are currently provided to the Fund will not change and the Fund’s cost for these services will not change.
As a result of its review and consideration of the Agreement in connection with the Transaction, at a meeting on July 24, 2017, the Board, including the Independent Trustees voting separately, voted unanimously to approve the Agreement and to recommend the Agreement to Fund shareholders for their approval. Following the signing of the Purchase Agreement, at an in-person meeting held on October 26, 2017, the Board unanimously reaffirmed its approval of the Agreement and its recommendation of the Agreement to Fund shareholders for their approval.
2018 Semi-Annual Report29

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Dividend Reinvestment Plan  (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
30Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Joint Notice of Privacy Policy  (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2018 Semi-Annual Report31

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 Northriver Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
Trustees of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Trustee
Stuart A. McFarland	Trustee
David Levi	Trustee (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Casey Tushaus	Assistant Treasurer
Mohamed Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)          As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    Not applicable for semi-annual reports.

    (2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)    Not applicable.

    (4)     Change in the Registrant’s independent public accountant. The information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308), along with the predecessor accountant’s letter reporting the change in independent registered public accountant are attached as exhibits to this Form N-CSR.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: August 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: August 9, 2018

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date: August 9, 2018